UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 26, 2018

M&T BANK CORPORATION

(Exact name of registrant as specified in its charter)

New York	1-9861	16-0968385
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One M&T Plaza, Buffalo, New York		14203
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (716) 635-4000

(NOT APPLICABLE)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01. Other Events.

M&T Bank Corporation (“M&T”) closed on July 26, 2018, the public offering of $500,000,000 aggregate principal amount of its 3.550% Fixed Rate Senior Notes due July 26, 2023 (the “Fixed Rate Notes”) and $250,000,000 aggregate principal amount of its Floating Rate Senior Notes due July 26, 2023 (the “Floating Rate Notes”, and collectively, the “Senior Notes”) pursuant to an Underwriting Agreement (the “Underwriting Agreement”), dated July 19, 2018, by and among M&T, Morgan Stanley & Co. LLC, Credit Suisse Securities (USA) LLC, J.P. Morgan Securities LLC and UBS Securities LLC (together, the “Underwriters”), under which M&T agreed to sell and the Underwriters agreed to purchase from M&T, subject to and upon the terms and conditions set forth in the Underwriting Agreement, the Senior Notes. The Senior Notes are unsecured and unsubordinated obligations of M&T and will rank equally in right of payment with all of M&T’s other unsecured and unsubordinated indebtedness. The Senior Notes were issued pursuant to an Indenture, dated May 24, 2007, between M&T and The Bank of New York (now doing business as The Bank of New York Mellon), as Trustee (the “Indenture”), as supplemented by the Second Supplemental Indenture dated July 26, 2018, by and between M&T and The Bank of New York Mellon, as Trustee (the “Second Supplemental Indenture”). The terms of the Senior Notes are set forth in the Indenture and the Second Supplemental Indenture. The Senior Notes have been registered under the Securities Act of 1933, as amended (the “Securities Act”), by a registration statement on Form S-3 (File No. 333-122147) and the prospectus contained therein, dated September 18, 2015, as supplemented by a prospectus supplement, dated July 19, 2018, filed by M&T with the Securities and Exchange Commission pursuant to Rule 424(b)(5) under the Securities Act.

Copies of the Underwriting Agreement, the Second Supplemental Indenture and the Indenture are included as Exhibits 1.1, 4.1 and 4.2, respectively, and are incorporated herein by reference. The Fixed Rate Notes and the Floating Rate Notes each will be represented by a global security. Copies of the forms of global Fixed Rate Note and Floating Rate Note are attached hereto as Exhibits 4.3 and 4.4, respectively, and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Exhibit Description

1.1	Underwriting Agreement, dated July 19, 2018, by and among M&T Bank Corporation, Morgan Stanley & Co. LLC, Credit Suisse Securities (USA) LLC, J.P. Morgan Securities LLC and UBS Securities LLC.

4.1	Second Supplemental Indenture, dated July 26, 2018, to the Indenture dated as of May 24, 2007, between M&T Bank Corporation and The Bank of New York Mellon.

4.2	Indenture, dated May 24, 2007, between M&T Bank Corporation and The Bank of New York (now doing business as The Bank of New York Mellon), incorporated by reference to Exhibit 4.2 to M&T’s Form 8-K filed on May 29, 2007 (File No. 1-9861).

4.3	Form of Global Note for the Fixed Rate Note.

4.4	Form of Global Note for the Floating Rate Note.

5.1	Opinion of Wachtell, Lipton, Rosen & Katz, dated July 26, 2018.

23.1	Consent of Wachtell, Lipton, Rosen & Katz (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

M&T BANK CORPORATION

Date: July 26, 2018	By:	/s/ Darren J. King
Darren J. King
Executive Vice President and Chief Financial Officer

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